                                                                    EXHIBIT 21.1


                                                                   STATE OF
                                                                INCORPORATION
           NAME                                                  ORGANIZATION
           ----                                                 --------------
Arlington Surgicare Partners, Ltd.                                   Texas
Aspen Healthcare Holdings, Ltd.                                 United Kingdom
Aspen Healthcare, Ltd.                                          United Kingdom
Centro de Patologia Celular, S.A.                                    Spain
Centro Radiologico S.L.                                              Spain
Clinica Maternal Nuestra Senora de la Esperanza, S.A.                Spain
Clinica Sagrado Corazon S.L.                                         Spain
Clinica San Camilo, S.A.                                             Spain
Columbia Healthcare Corporation of Spain, S.L.                       Spain
Columbia PDC of Dallas, Ltd.                                         Texas
Creekwood Surgery Center, L.P.                                     Missouri
Dallas Surgical Partners, L.P.                                       Texas
Day-Op Management Company, Inc.                                    New York
Day-Op Surgery Consulting Company, L.L.C.                          Delaware
Decatur Surgery Center, L.P.                                       Delaware
Densitometria Oseo Computerizada, S.L.                               Spain
Denton Surgicare Partners, Ltd.                                      Texas
DeSoto Surgicare Partners, Ltd.                                      Texas
Diagnosticos y Tratamientos Medicos, S.A.                            Spain
Doctors Outpatient SurgiCenter, Ltd.                                 Texas
East-West Surgery Center, L.P.                                      Georgia
Estudios Funcionales, S.A.                                           Spain
Fort Worth Surgical Hospital, L.L.P.                                 Texas
Frisco Medical Center, L.L.P.                                        Texas
Garland Surgicare Partners, Ltd.                                     Texas
Georgia Musculoskeletal Network, Inc.                              Tennessee
Global Healthcare Partners, Ltd.                                United Kingdom
Grapevine Surgicare Partners, Ltd.                                   Texas
Health Horizons of Decatur, Inc.                                   Tennessee
Health Horizons of Kansas City, Inc.                               Tennessee
Health Horizons of Murfreesboro, Inc.                              Tennessee
Health Horizons of Nashville, Inc.                                 Tennessee
Hospitalizacion y Servicios S.A.                                     Spain
Imagenes Diagnostic, S.A.                                            Spain
Instituto Dexeus, S.A.                                               Spain
Instituto Policlinico Santa Teresa, S.A.                             Spain
Lisne, S.A.                                                          Spain

                                       1
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                                                                   STATE OF
                                                                INCORPORATION
           NAME                                                  ORGANIZATION
           ----                                                 --------------
MedCenter Management Services, Inc.                                  Ohio
Medical Documenting Systems, Inc.                                  Delaware
Mesquite Surgicare Partners, Ltd.                                    Texas
Metroplex Surgicare Partners, Ltd.                                   Texas
Middle Tennessee Ambulatory Surgery Center, L.P.                   Delaware
Mountain Empire Surgery Center, L.P.                                Georgia
Neuro-Surgical Associates, Inc.                                   New Mexico
New Mexico Orthopaedic Surgery Center, L.P.                         Georgia
NYCAS Administrative Services, L.L.C.                              Delaware
OrthoExcel, Inc.                                                   Delaware
OrthoLink ASC Corporation                                          Tennessee
OrthoLink/Baptist ASC, LLC                                         Tennessee
OrthoLink of Colorado, Inc.                                        Colorado
OrthoLink/Georgia ASC, Inc.                                         Georgia
OrthoLink/Murfreesboro ASC, LLC                                    Tennessee
OrthLink/New Mexico ASC, Inc.                                       Georgia
OrthoLink/TN ASC, Inc.                                             Tennessee
OrthoLink/TOC, LLC                                                 Tennessee
OrthoLink Physicians Corporation                                    Delaware
OrthoLink Securities Corp.                                         Tennessee
Parkway Surgery Center, LLC                                         Nevada
Parkwest Surgery Center, L.P.                                      Tennessee
Physicians Pavilion, L.P.                                          Delaware
Resonancia Nuclear Magnetica Santa Teresa, S.L.                      Spain
Shrewsbury Surgery Center, LLC                                    New Jersey
Southwest Spine Center, Inc.                                      New Mexico
Surgical Center of Dallas, Inc.                                      Texas
Tennessee Musculoskeletal, Network, Inc.                           Tennessee
Texas Health Venture Fort Worth, L.L.C.                              Texas
Texas Health Venture Frisco, L.L.C.                                  Texas
Texas Health Venture Grapevine, L.L.C.                               Texas
Texas Health Venture III, L.L.C.                                     Texas
Texas Health Venture IV, L.L.C.                                      Texas
Texas Health Venture V, L.L.C.                                       Texas
Texas Health Venture VI, L.L.C.                                      Texas
Texas Health Venture VII, L.L.C.                                     Texas
Texas Health Ventures Group, L.L.C.                                  Texas
Texas Outpatient Surgicare Center, Inc.                              Texas
THVG Valley View L.L.C.                                              Texas
THVG/HealthFirst LLC                                                 Texas

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                                                                   STATE OF
                                                                INCORPORATION
           NAME                                                  ORGANIZATION
           ----                                                 --------------
Toms River Surgery Center, L.L.C.                                 New Jersey
TOPS Specialty Hospital, Ltd.                                        Texas
Unidad de Recuperacion del Suelo Pelvico, S.L.                       Spain
United Surgery Center Southeast Ltd.                                 Texas
United Surgical Partners Europe, S.L.                                Spain
United Surgical Partners Holdings, Inc.                            Delaware
University Surgery Center Southeast, Ltd.                           Florida
USP Chandler, Inc.                                                  Arizona
USP Chevy Chase, Inc.                                              Maryland
USP Dermoestetica S.L.                                               Spain
USP Domestic Holdings, Inc.                                        Delaware
USP International Holdings, Inc.                                   Delaware
USP Long Island, Inc.                                              Delaware
USP Madrid S.L.                                                      Spain
USP Malaga S.L.                                                      Spain
USP Manhattan, Inc.                                                New York
USP Nevada, Inc.                                                    Nevada
USP Nevada Holdings, LLC                                            Nevada
USP New Jersey, Inc.                                              New Jersey
USP North Texas, Inc.                                              Delaware
USP Pasadena, Inc.                                                   Texas
USP South Houston, Inc.                                              Texas
USP Texas, L.P.                                                      Texas
USP Winter Park, Inc.                                               Florida
Warner Park Surgery Center, L.P.                                    Arizona


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